Cytomedix™

REGENERATIVE BIOTHERAPIES

Martin P. Rosendale

Chief Executive Officer

July 2012

OTCBB: CMXI

Forward-Looking Statements

Statements contained in this presentation not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. The information contained in the forward looking statements is inherently uncertain, and Cytomedix's actual results may differ materially due to a number of factors, many of which are beyond Cytomedix's ability to predict or control, including many among others, risks and uncertainties related to the Company's ability to successfully integrate the Aldagen acquisition, to successfully manage contemplated clinical trials, to manage and address the capital needs, human resource, management, compliance and other challenges of a larger, more complex and integrated business enterprise, viability and effectiveness of the Company's sales approach and overall marketing strategies, commercial success or acceptance by the medical community, competitive responses, the Company's ability to raise additional capital and to continue as a going concern, and Cytomedix's ability to execute on its strategy to market the AutoloGel™ System as contemplated. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual events to differ from the forward-looking statements. More information about some of these risks and uncertainties may be found in the reports filed with the Securities and Exchange Commission by Cytomedix at http://www.sec.gov.

Company Focus

Cytomedix develops and commercializes innovative autologous therapies that promote healing by harnessing the innate regenerative capacity of platelets and adult stem cells.

Investment Highlights

- Creating a leadership position in autologous regenerative medicine with technology platforms that address billion dollar markets
- Significant commercial opportunities for both the Angel and AutoloGel Systems, supporting continued sales growth
- Strong value proposition for patients, clinicians, and payers
- Aldagen acquisition provides robust clinical development program, talented clinical leadership, cGMP manufacturing and cell processing facility
- Key value drivers in the coming months
- Strong intellectual property protection
- Accomplished management team with relevant experience and a blue chip board supporting the Company's growth strategy

Cytomedix Transformation

2008: Vision to transform Cytomedix into a broad-based regenerative medicine company via both organic and acquisition growth strategies

2010: Successful acquisition of Angel Whole Blood Separation System

- Unique, best-in-class, platelet rich plasma (PRP) platform technology
- Sequential sales growth every quarter since acquisition; current >$6.5 MM run rate

2011: Expand market opportunity for AutoloGel in wound management

- Reimbursement reconsideration accepted by CMS; final decision memorandum due 08/07/12
- Exclusive option agreement with top 20 global pharma

2012: Acquisition of Aldagen

- Robust clinical development program, unique and differentiated cell selection technology

Three Pillars of Regeneration

Autologous Stem Cells

$ALDH^{br}$

Platelet Rich Plasma

Bone Marrow Concentrate


Cells
Tissue
Repair
Regeneration
Revascularization
Scaffold
Signal

Plasma

Scaffold for Cells to Build New Tissue

Fibrinogen and fibronectin

Platelets

Cell Growth and Vascularization

PDGF, VEGF, EGF, FGF

Cytomedix

Cytomedix™

Commercial Platforms

AutoloGel™

Wound Care

Angel®

Ortho
Cardiac
Sports Injury

ALDH Bright Cell Pipeline



Phase 1
Phase 2
Phase 3
ALD-401
Ischemic Stroke
ALD-301
Peripheral Arterial Disease
ALD-201
Heart Failure

Commercial Products

Complimentary Autologous Platelet Separation Systems





Angel® System

Platelet poor plasma (PPP) and platelet rich plasma (PRP) for surgical and injectable applications

AutoloGel™ System

Provides complete formulation for PRP in wound care

Cytomedix™

AutoloGel System

- Only FDA-cleared PRP treatment in wound management
- Addresses a $2 Billion U.S. market
- Building robust body of clinical data in support of efficacy and cost effectiveness in chronic wound healing
- Submitted comprehensive dossier in support of favorable reimbursement decision to CMS
  - Final decision memorandum due on or before August 7, 2012
- Potential alliance with top 20 global pharma company for U.S. chronic wound care market
  - Goal to significantly expand sales in wound care
  - $4.5 million in non-refundable payments received to date
  - Intent to provide additional payments, milestones, and profit sharing
  - Parties currently negotiating distribution agreement as stepping stone to potential exclusive license and supply agreement – August 30, 2012 deadline for agreement
  - May allow Cytomedix to pursue additional strategic opportunities in regenerative medicine

AutoloGel System Clinical Success

81% Success Rate in a Majority of Wounds

Demonstrated Safety and Efficacy from a Prospective, Randomized, Controlled Trial in Diabetic Foot Ulcers


100%
80%
60%
40%
20%
0%
Percentage Healed
81.3%
42.1%
AutoloGel
Control

Mean time to healing = 6 weeks (p=0.036)

- AutoloGel treated wounds were significantly more likely to heal than control treated wounds
- No serious adverse events related to AutoloGel reported
- The blinded trial compared AutoloGel System and saline gel control:
  - Per protocol group: 68.4% of AutoloGel patients healed compared with 42.9% in the control group (p=0.125, n=40)
  - Majority wound size group: 81.3% of AutoloGel patients healed compared with 42.1% in the control group (p=0.036, n=35); majority wound size defined as <7cm^2

1 – Driver V, Hanft J, Fylling, C et al. A Prospective, Randomized, Controlled Trial of Autologous Platelet-Rich Plasma Gel for the Treatment of Diabetic Foot Ulcers. Ostomy Wound Management, 2006; 52(6): 68-87

Cytomedix™

Comparison to Other Biologics

Complete Wound Closure Rates from Randomized Controlled Trials


AutoloGel Study Control Group
AutoloGel System[1]
81.3%
Apligraf[3]
56.3%
Regranex[4]
48.0%
Dermagraft[2]
30.0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%

1 – Driver V, Hanft J, Fylling, C et al. A Prospective, Randomized, Controlled Trial of Autologous Platelet-Rich Plasma Gel for the Treatment of Diabetic Foot Ulcers. Ostomy Wound Management, 2006; 52(6): 68-87

2 – Marston WA, Hanft J, Norwood P, et al. The Efficacy and Safety of Dermagraft in Improving the Healing of Chronic Diabetic Foot Ulcers. Diabetes Care 26: 1701-1705, 2003.

3 – Veves A, Falanga V, Armstrong DG et al. Graftskin, a Human Skin Equivalent is Effective in the Management of Noninfected Neuropathic Diabetic Foot Ulcers. Diabetes Care, 24(2):290-295, 2001.

4 – Steed DL and Diabetic Ulcer Study Group. Clinical Evaluation of Recombinant Human Platelet-Derived Growth Factor for the Treatment of Lower Extremity Diabetic Ulcers. Journal of Vascular Surgery 21(1); 1995.

Cytomedix

AutoloGel Lowers Treatment Costs


Costs over 5 Years (2006)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
AutoloGel
Std Care
VAC
Orcel
Mist
Apligraf
Dermagraft
Regranex

Dougherty, Ed, An Evidence Based Model Comparing the Cost-Effectiveness of Platelet Rich Plasma (PRP) Gel to Alternative Therapies for Patients With Non-Healing Diabetic Foot Ulcers, Advances in Skin and Wound Care, December 21, 2008.

AutoloGel Patient Experience

- 58 year old woman with a primary diagnosis of C1 tetraplegia from a traumatic injury in 1968.
- Current wound: 8 yr history. Patient started on Medicare March 2007.
- Between March 2007 and February 2010

Medicare Wound Care Expenditures	**$408,371.17**
Patient Out of Pocket	45,333.39
Total pre-AutoloGel Treatments	**$453,704.56**



Photograph included with permission of patient

- AutoloGel treatments: 3 @ $350 = **$1,050**
- Results **93.9%** volume reduction in **23** days after **3 treatments.**

Cytomedix™

Angel Whole Blood Separation System

- Acquired in April 2010 from Sorin Group
- Successfully integrated product and processes
- Consistent sales growth each quarter since acquisition
  - Current >$6.5 million annual run rate
- Filed 510(k) with FDA for bone marrow aspirate indication
  - Includes processing a mixture of blood and bone marrow; a rich source of stem cells
  - Currently expecting FDA resolution during 3Q 2012
- Plans to pursue other indications
  - Orthopedics
  - Pain management
  - Delivery vehicle for therapeutics

angel
WHOLE BLOOD SEPARATION

Cytomedix™

Elite Athletes


5
6
FILA

Musculoskeletal injuries and tendon impairments result in over **120 million** office visits in the US per year

Agency for Healthcare and Quality,
U.S. Department of Health and Human Services

Angel Sales Trends

Average growth over the prior year quarter since Q2 2011 is 21%.


Sales ($000s)
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12*

*The above-referenced financial data relating to the Company's Angel sales for the second quarter ended June 30, 2012 should be considered preliminary. The Company's closing process for the second quarter of fiscal 2012 has not yet been completed. Therefore, such financial data presented herein is estimated and therefore is subject to change to reflect any adjustments that are identified before the Company completes its financial statements and files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

Cytomedix™

Angel Sales Metrics and Strategy

2011

- 94% U.S. sales
- 80% of revenue from high margin Angel processing sets
- 50% of U.S. business in 5 states (TX, OH, PA, GA, SC)
- 280 systems currently placed
  - 100 new placements since April 2010
- Quarterly utilization per system ~25 in 2011

2012

- Expand sales and clinical support positions strategically
- Ramp up manufacturing and placement of devices
- Duplicate success in large metropolitan areas
- Increase brand awareness via peer to peer webinars and opinion leader activities
- Drive increased utilization per system

Cytomedix™

The Aldagen Acquisition

- Aldagen was a privately held, venture capital backed, clinical-stage biopharmaceutical company developing regenerative cell therapies based on its proprietary ALDH bright cell technology ($ALDH^{br}$)
- Strategic acquisition provides novel, patent-protected cell selection technology
- Fits well with existing commercial products and strengthens our long-term growth profile
- Favorable acquisition structure for Cytomedix with 60% of consideration milestone driven; $8 million of new capital at transaction closing; financing risk of ongoing clinical trial largely mitigated

ALDH^{br} Cell Manufacturing

Autologous Bone Marrow Aspiration


De-bulked Cell Mixture
in Fluid Stream
Laser and optics
detect cells
Sort Conflicts:
droplets contain a target
and a non-target cell
Sort Process
(cells in fluid droplets deflect
based on fluorescence)
Conflict fraction re-
enters sort pathway for
harvest of ALDH cells
ALDH Cells for
Therapeutic Use
ALDH (discard)
Sort Conflicts
DH, BH 2012

Cytomedix

ALDH^{br} Cells - Mechanism of Action

A multi-potential and heterogeneous cell population


Integrins, Selectins
Homing to injury from blood stream
ALDH^{br} cell at injury site
Cell Recruitment
SDF1, HGF, VEGF
Axon Guidance
Noggin, Sema4D
Signaling Pathways
RAC1, Akt, ALDH
Cell-Cell/Cell-ECM
Ephrins, Integrins, ROBO1
Angiogenesis
VEGF, HGF, MMP2, MMP9, TGFβ, ANG1
Neurotrophic Factors
PEGF, NGPF2, G-6-P isomerase
Tissue Repair
Angiogenesis
Neurogenesis / neuroprotection

Cytomedix™

ALDH^{br} Cell Technology

- >250 publications involving the ALDH^{br} cell technology and covering:
  - MOA , homing, pro-angiogenic activity of the cells
  - Pro-inflammatory/inhibitory effects of ALDH^{dim} cells removed during bone marrow fractionation
- Safety demonstrated in >70 patient treatments with positive study results in critical limb ischemia and cardiac ischemia
- Well-vetted by the FDA with six INDs cleared
- Durham, N.C. facility is GMP-compliant manufacturing facility

ALD-401 in Ischemic Stroke

The RECOVER-Stroke clinical study

- Ongoing 100-patient, double-blind, placebo-controlled Phase 2 study
- Patients with unilateral, cerebral ischemic stroke with an NIH stroke scale score of between 7 and 22
- Infusion via the carotid artery 13-19 days post-ischemic event
- Conducted at up to 10 to 15 sites in U.S.; involvement of KOLs
- Primary endpoint is safety; efficacy endpoint is neural function based on modified Rankin Scale at 3 months
- DSMB clearance to proceed based on safety data review of 1st ten patients
  - DSMB reviews after 30 and 60 patients
- Expect to complete enrollment over coming year
  - Top-line data four months later (2H 2013)

Significant Market Opportunity

- Stroke is leading cause of serious disability and third leading cause of mortality in the U.S. and globally
- >2 million stroke events per year (US, EU and Japan); with over 800,000 in U.S. alone (approx. 90% ischemic)
- Current treatment (recombinant tissue plasminogen activator or tPA) must be administered within 4-5 hours of event
- tPA only administered to an estimated 5% of treatable ischemic stroke patients annually

Financial Summary

(as of March 31, 2012 unless otherwise noted)

Financial Metrics

• Market capitalization (07/05/12 closing price):	$127.9 million
• Revenue (trailing twelve months through March 31, 2012):	$8.9 million
• Cash[1]:	$8.4 million
• Straight debt (interest only; April 2015 maturity):	$2.1 million
• Convertible debt:	$1.8 million

Capital Structure

• Common shares outstanding[2]:	90.7 million
• C/S equivalent – warrants (avg. strike $0.98)[3,4]:	10.1 million
• C/S equivalent – options (avg. strike $1.28)[3]:	8.5 million
• C/S equivalent – convertible debt (assumed $0.80 conversion)[3]:	2.2 million

1. Preliminary cash balance at 6/30/12; is estimated and, therefore, may change subject to the period-end closing process. Includes approximately $4.7 million dedicated for clinical trials and related matters."
2. Common shares outstanding at 6/30/12 including those issued upon the conversion of Series E Preferred following the Special Shareholders Meeting in May 2012 and fulfillment of early exercise warrant offer at second quarter end.
3. As of June 30, 2012.
4. Includes approximately 2.3 million warrants, with strike price of $1.42, that vest only upon successful completion of Phase II RECOVER-Stroke trial, and 750,000 warrants, with strike price of $0.50, that vest if straight debt remains outstanding on anniversary dates.

Upcoming Milestones

- Favorable CMS coverage decision August 7, 2012
- Execute collaboration agreement with a Global Pharmaceutical company
- Filing of 510(k) application for next generation AutoloGel blood separation device
- Announce 3rd party funded ALDH Bright Cell trials
- DSMB clearance to continue RECOVER-Stroke trial after 30 and 60 patients
- Complete enrollment in RECOVER-Stroke trial
- Pursue additional collaborations/partnerships in other indications (e.g., orthopedics, plastic surgery, etc.)

Investment Highlights

- Creating a leadership position in autologous regenerative medicine with technology platforms that address billion dollar markets
- Significant commercial opportunities for both the Angel and AutoloGel Systems, supporting continued sales growth
- Strong value proposition for patients, clinicians, and payers
- Aldagen acquisition provides robust clinical development program, talented clinical leadership, cGMP manufacturing and cell processing facility
- Key value drivers in the coming months
- Strong intellectual property protection
- Accomplished management team with relevant experience and a blue chip board supporting the Company's growth strategy

Cytomedix™

REGENERATIVE BIOTHERAPIES